The Guardian Investor Profreedom Variable AnnuitySM (B Share)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated December 9, 2013 for the GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (B Share) issued through The Guardian Separate Account R.

I. Monte Capital Group LLC has replaced RJO Investment Management, LLC as investment advisor to the Mariner Hyman Beck Portfolio. All references to RJO Investment Management, LLC in the Prospectus are hereby replaced with Monte Capital Group LLC.

In the Prospectus section titled “VARIABLE INVESTMENT OPTIONS” the Funds’ investment advisors and their principal business addresses table is revised as follows.

Variable investment option	Investment advisor address and principal business address	Subadvisor address
Mariner Hyman Beck Portfolio	Monte Capital Group LLC 11 Broadway Suite 766 New York, NY 10004	N/A

II. Effective March 3, 2014, the name of the Mariner Hyman Beck Portfolio will change to Mariner Managed Futures Strategy Portfolio. All references to Mariner Hyman Beck Portfolio in the Prospectus will hereby be replaced with Mariner Managed Futures Strategy Portfolio.

Except as set forth herein, all other provisions of the prospectuses noted above shall remain unchanged.

This Prospectus Supplement must be preceded or accompanied by the most recent Prospectuses available and should be retained with the Prospectuses for future reference.

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